SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 19, 2007

CAREMARK RX, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-14200	63-1151076
(Commission File Number)	(IRS Employer Identification No.)

211 Commerce Street, Suite 800, Nashville, Tennessee	37201
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (615) 743-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 - Other Events

Item 8.01 Other Events

Attached hereto as Exhibit 99.1 and incorporated herein by reference is a joint press release issued by Caremark Rx, Inc. (“Caremark” or the “Registrant”) and CVS Corporation on January 19, 2007 announcing that the registration statement on Form S-4 filed by CVS Corporation with the SEC was declared effective by the SEC on January 19, 2007. This registration statement includes a joint proxy statement/prospectus in connection with the previously announced merger of equals of Caremark and CVS Corporation.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

Exhibit No.
99.1	Press release dated January 19, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAREMARK RX, INC.

Date: January 19, 2007	By:	/s/ Peter J. Clemens IV
	Name:	Peter J. Clemens IV
	Title:	Executive Vice President and Chief Financial Officer